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                                                                      EXHIBIT 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Waddell & Reed Financial, Inc.

We consent to the use of our reports incorporated herein by reference.


/s/ KPMG Peat Marwick LLP

Kansas City, Missouri
December 29, 1998